SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C.  20549

                     _________________________


                             FORM 8-K

                          CURRENT REPORT



                Pursuant to Section 13 or 15(d) of
                the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 30, 1994


                         AlliedSignal Inc.
       -----------------------------------------------------
       (Exact name of registrant as specified in its charter)


      Delaware              1-8974               22-2640650
   --------------         ----------            -------------
   (State or other        (Commission         (I.R.S. Employer
   jurisdiction of         File Number)        Identification No.)
   incorporation)



           101 Columbia Road
            P.O. Box 4000
        Morristown, New Jersey                    07962-2497
- ----------------------------------------       ---------------
(Address of principal executive offices)          (Zip Code)



Registrant's telephone number, including area code:  (201) 455-2000

Item 5.  Other Events
         ------------

         The Registrant issued today the following press release:


        "AlliedSignal Inc. And BASF End Joint Venture Talks
        ---------------------------------------------------

         AlliedSignal and BASF have ended their talks to create a joint venture of their textile and carpet fibers businesses.

         The companies said that their respective businesses were well positioned in their markets but they could not reach a final agreement on a mutually satisfactory way to integrate them in a joint venture."


                          SIGNATURES
                          ----------

          Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  AlliedSignal Inc.
                                  (Registrant)



Date:  March 30, 1994           By:  /s/ Andrew B. Samet
                                     --------------------------
                                     Andrew B. Samet
                                     Vice President, Secretary
                                     and Associate General Counsel